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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-20275, 33-48178, 33-57327, 33-40652, and 33-40653 and Form
S-3 Nos. 333-29257 and 33-59113) and in the related Prospectuses of our report dated January 23, 1998 with respect to the consolidated financial statements of Southwest Airlines Co. for the year ended December 31, 1997 included in its Annual Report on Form 10-K.

                                                     ERNST & YOUNG LLP

                                                     /s/ Ernst & Young LLP

Dallas, Texas
March 16, 1998